Supplement dated July 25, 2014 to the Flexible Premium Variable Annuity

Prospectuses Listed Below Dated May 1, 2014

Issued by National Integrity Life Insurance Company Through its Separate Account I

AnnuiChoice® II (includes AnnuiChoice)

Pinnacle (on or before April 30, 1998); Pinnacle III (May 1, 1998 to December 31, 2001); Pinnacle IV (January 1, 2002 to April 30, 2007) and Pinnacle V (May 1, 2007 to December 31, 2011)

Pinnacle V (post 1-1-12)

This supplement to the prospectuses identified above describes changes to the Portfolios in the variable annuity contracts issued by National Integrity Life Insurance Company.  Please retain this supplement to the prospectus for future reference.

Changes to Trust and Portfolio Name Effective August 11, 2014

•                  The DWS Investments VIT Funds trust will become Deutsche Investments VIT Funds trust.

•                  The DWS Small Cap Index VIP Fund will become Deutsche Small Cap Index VIP fund.

Changes to Total Annual Portfolio Operating Expenses

The following revisions to Appendix F are currently effective:

Total Annual Portfolio Operating Expense Table

Portfolio	Management Fees	12b-1 Fee or Service Fee	Other Expenses	Acquired Funds Fees and Expenses	Total Annual Expenses
Fidelity VIP Freedom 2015, Service Class 2 (1)	N/A	0.25%	N/A	0.58%	0.83%
Fidelity VIP Freedom 2020, Service Class 2 (1)	N/A	0.25%	N/A	0.60%	0.85%
Fidelity VIP Freedom 2025, Service Class 2 (1)	N/A	0.25%	N/A	0.64%	0.89%
Fidelity VIP Freedom 2030, Service Class 2 (1)	N/A	0.25%	N/A	0.68%	0.93%

This is for informational purposes only. You are not required to take any action.  If you need assistance, you can contact our offices in writing at 400 Broadway, P.O. Box 5720, Cincinnati, Ohio 45202-5720 or call us at 1-800-433-1778.

(1)  Adjusted to reflect current fees.  Expenses stated above differ from the ratios of expenses to average net assets in the Financial Highlights section of the fund’s prospectus because of acquired fund fees and expenses.